© 2010 Northern Trust Corporation
Service Expertise Integrity
Frederick H. Waddell
Chairman &
Chief Executive Officer
Citigroup Financial Services Conference
The Waldorf=Astoria Hotel
New York, New York
March 11, 2010
NORTHERN TRUST
CORPORATION
Exhibit 99.1

Integrity Expertise Service

Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to Northern Trust’s financial goals, dividend policy, expansion and business development plans, risk management policies, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties. Our 2009 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

Integrity Expertise Service 3 Agenda Northern Trust Corporation Excellent Strategic Positioning Uncompromised Financial Strength Current Topics of Interest

© 2010 Northern Trust Corporation Service Expertise Integrity Excellent Strategic Positioning

Integrity Expertise Service

A Client-centric and Highly Focused Business Model
Our Clients
Operations & Technology
Government
Agencies
Taft-Hartley
Foundations /
Endowments /
Healthcare
Individuals
Privately
Held
Businesses
Pension Funds
Large Corporations
Investment
Management Firms
Insurance Companies
Families
Family
Foundations
Family Offices
Personal
Financial
Services
Corporate &
Institutional
Services
Northern Trust Global Investments
Sovereign Wealth Funds
Assets Under Custody
$3.7 Trillion
Assets Under Management
$627.2 Billion
Balance Sheet Assets
$82.1 Billion
As of 12/31/09

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Credit Cards
Consumer Finance
Venture Capital
Stock Transfer
Investment Banking
Retail Banking
Sub-Prime Mortgage Underwriting
Discount Brokerage
American Depositary Receipts
…and resisting the temptation to stray
Businesses Northern Trust is NOT in:
Consistent Focus on Proven Growth Strategies….

© 2010 Northern Trust Corporation Service Expertise Integrity Personal Financial Services

Integrity Expertise Service

Integrated Approach to Wealth Management…
…addresses the full spectrum of our personal clients’ unique needs.
Estate
Administration
Investment
Management
Estate
Planning
Tax
Services
Philanthropic
Services
Asset
Servicing
Financial
Planning
Private &
Business Banking
Online
Services
Family
Advisory
Services
Family
Education
Family Business
Management
Brokerage
Services
Client

Integrity Expertise Service

Extensive Reach in Attractive Target Market
Network of PFS Offices in 18 States
Over 50% of the U.S. millionaire market resides
within a 45-minute drive of Northern Trust offices.
Arizona
(6)
Florida
(25)
Illinois
(15)
Illinois
(15)
Colorado
(1)
Colorado
(1)
Nevada
(1)
Nevada
(1)
Missouri
(1)
Missouri
(1)
Washington
(1)
Michigan
(3)
Texas
(7)
California
(11)
New York (1)
Connecticut (1)
Delaware (1)
Georgia
(1)
Georgia
(1)
Wisconsin
(1)
Wisconsin
(1)
Ohio
(1)
Ohio
(1)
Minnesota
(1)
Minnesota
(1)
Massachusetts (1)
Northern Trust Named
‘Best Private Bank in
‘Best Private Bank in
North America’
North America’
By publications of the Financial
Times Group, November 2009

Integrity Expertise Service

Bermuda
Canada
France
Germany
Greece
Ireland
Israel
Italy
Luxembourg
Mexico
Monaco
Netherlands
Portugal
Saudi Arabia
South Africa
Switzerland
Turkey
United Kingdom
USA
Spotlight: Industry Leading Wealth Management Group
Overview:
~410 family relationships in 19 countries
Average relationship size = $475+ million
20% of Forbes 400 Richest Americans
WMG AUC CAGR 1999-2009 = 14%
S&P 500 CAGR 1999-2009 = -3%
Serving the World’s Wealthiest Families
$65
$52
$196
$195
$114
$82
1999 2001 2003 2005 2007 2009
S&P 500
Assets Under Custody:
($ billions)
Client Locations:

© 2010 Northern Trust Corporation Service Expertise Integrity Corporate & Institutional Services

Integrity Expertise Service

A Worldwide Leader in the Institutional Marketplace
Fund accounting
Fund administration
Transfer agency
Corporate secretarial
Trustee
Investment operations
outsourcing
Safekeeping
Settlement
Derivatives processing
Income collection
Corporate actions
Tax reclamation
Active
Index
Investment outsourcing
Liability driven investing
Manager of managers
Hedge funds
Private equity
Transition management
Investment accounting
Reporting and valuation
Performance analytics
Risk monitoring and reporting
Trade execution analysis
Data warehouse
Cross-border pooling
Trade execution
Cash management
Securities lending
Foreign exchange
Commission management
Asset
Administration
Asset Processing
Asset Reporting
Asset
Enhancement
Asset
Management

Integrity Expertise Service

Positioned Globally for Growth
Serving clients locally and capitalizing on global opportunities
Dublin
Limerick
18 Locations
Worldwide
Trade Settlement
in 90+ Markets
Clients in
41 Countries
Chicago
(Corporate
Headquarters)
Toronto London New
York
Luxembourg Amsterdam
Guernsey
Jersey
Singapore
Beijing
Tokyo
Bangalore
Hong Kong
Melbourne
Abu Dhabi
North America
Europe, Middle East, & Africa
Asia
Pacific
Stockholm

Integrity Expertise Service

Strong Presence in Target Institutional Segments
Fund Administration
Serves 28% of the Top 200 Asset
Managers in the world
A leading provider of Offshore Private
Equity Fund Administration services
in Europe
Fund Administrator for more funds
in Ireland and Guernsey than any
other provider
Pension Plans
100 U.S. Corporate Plans 44%
200 U.S. Funds 47%
200 U.K. Funds 30%
Northern
Serves Of the Top
Public Funds / Taft-Hartley /
Insurance
Northern
Serves
Of the Top
25 Taft-Hartley Funds 36%
100 U.S. Public Funds 38%
100 U.S. Insurance Cos 24%
Foundations, Endowments,
and Healthcare
50 U.S. Foundations 30%
50 U.S. Endowments 28%
50 U.S. Healthcare Funds 36%
Northern
Serves
Of the Top
Sources: Pensions and Investments 26 January 2009 (all US Pensions), 22 December 2008 (Foundations, Endowments and
Investment Managers); Pension Funds and Their Advisors, 2008 (UK Funds);  AsianInvestor, May 2008 (Asian Investors); the
Money Market Directory, 2008 (Healthcare Funds); A.M. Best Insurance Reports, Investments & Pensions Europe Top 1000
Pension Funds, Sepember 2008 (Dutch and Nordice);  and Benefits Canada Top 100 Pension Funds, June 2008.

© 2010 Northern Trust Corporation Service Expertise Integrity Northern Trust Global Investments

Integrity Expertise Service

$51B / 35%
$47B / 32%
$36B / 25%
Investment Solutions for
Personal Clients
$145.2 Billion
Equities
Fixed
Income
Short
Duration
Other
$11B
8%
Short Duration
Providing Investment Solutions to Target Clients
$627.2 Billion
Assets Under Management as of December 31, 2009
$267B / 55%
$115B / 24%
Investment Solutions for
Institutional Clients
$482.0 Billion
Passive
Short Duration
Sec
Lending
Collateral
Other
$1B / <1%
Manager of Managers
$24B / 5%
$67B / 14%
Short
Duration
Active Fixed
Income / $8B / 2%

Integrity Expertise Service

Strong Asset Management Industry Positioning
Best Money Market Fund – North America
Treasury Management International (2009)
13
th
Largest Asset Manager Worldwide
Pensions & Investments (2009)
10
th
Largest Manager of Worldwide
Institutional Assets
Pensions & Investments (2009)
Largest Passive International Indexed
Securities Manager
Pensions & Investments (2009)
Investment Management Firm of the Year
ACQ Finance Magazine (2009)
Manager of Managers of the Year
Global Pensions (2009)

© 2010 Northern Trust Corporation Service Expertise Integrity Uncompromised Financial Strength

Integrity Expertise Service

High Quality, Consistently Differentiated Balance Sheet
Our balance sheet is driven by the needs of our clients
Securities
23%
Money
Market
Assets
34%
Client
Loans
34%
Other
9%
Assets
Short-Term
Borrowings
12%
Client
Deposits
71%
Long-Term Debt
& Senior Notes
6%
Other
3%
Liabilities & Equity
As of December 31, 2009.
Equity
8%
Total Assets = $82 Billion

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Commercial
Real Estate
$3.2
11%
Commercial
$6.3
23%
Personal
$5.0
18%
Leases
$1.0
4%
Other
$0.8
3%
Non-U.S.
$0.7
2%
Residential Real
Estate
$10.8
39%
Diversified and High Quality Loan Portfolio
Relationship Based Lending Strategy
All data is as of 12/31/09.  NPAs = Non-Performing Assets.  NCOs = Net Charge-offs
$27.8B Loan Portfolio
($ in Billions)
Loan Quality Notably Better Than
Industry Averages
3.95%
2.56%
1.11%
0.44%
EOP NPAs to Loans NCOs to Avg Loans
NTRS Top 20 Peers' Average

Integrity Expertise Service

High Quality Securities Portfolio is a Differentiator
$18.6B SECURITIES PORTFOLIO
91% of securities rated triple-A
Total net pretax unrealized losses of only $36 million
Government
Sponsored Agency
$13.2B / 71%
Auction Rate Securities / $0.41B / 2%
Other / $0.6B / 3%
Asset-Backed
$1.5B / 9%
Well diversified
84% rated triple-A
Subprime asset-backed total
~1% of total portfolio
Corporate Debt / $2.8B / 15%
96% government guaranteed
$2.7B rated triple-A
As of December 31, 2009.

Integrity Expertise Service

Outstanding Capital Strength
$4.5
$6.3
$2.3
$3.6
$3.3
$3.1
$2.9
$3.9
$4.9
$2.7
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
COMMON EQUITY
($ Billions)
CAGR: +12%
Tier 1 Capital 13.1% 13.4% 6.0%
Total Risk-Based 15.4% 15.8% 10.0%
Leverage 8.5% 8.8% 5.0%
Tier 1 Common Equity 9.6% 12.8% --
Tangible Common Equity 5.4% 7.2% --
“Well
Capitalized”
CAPITAL RATIOS
12/31/08 12/31/09 Guideline

© 2010 Northern Trust Corporation Service Expertise Integrity Current Topics of Interest

Integrity Expertise Service

$601
$621
$735
$810
$908
$1,129
$1,040
2003 2004 2005 2006 2007 2008 2009
$67
$64
$53
$46
$41
$37
$35
Average Earning Assets ($Billions)
Spotlight: Net Interest Income
1.73%
1.68%
1.82%
1.76%
1.70%
1.76%
1.56%
Net Interest Income is driven by balance sheet composition,
trends in earnings assets and interest rate dynamics
Net Interest Margin
Net Interest Income ($Millions)

Integrity Expertise Service

$110
$158
$180
$247
$351
$616
$446
2003 2004 2005 2006 2007 2008 2009
$727
$965
$1,240
$1,691
$2,087
$1,422
$1,933
Global Custody Assets ($Billions)
Spotlight: Foreign Exchange Trading Income
Foreign Exchange Trading Income is an outgrowth of our successful global custody business, and is primarily driven by currency volatility and client volumes
Foreign Exchange Trading Income ($Millions)

Integrity Expertise Service

$99
$120
$149
$192
$293
$434
$133
2003 2004 2005 2006 2007 2008 2009
$133
$188
$217
$248
$270
$110
$115
Securities Lending Collateral ($Billions)
Spotlight: Securities Lending Fees
Securities Lending is a client-directed asset management service driven by capital markets supply and demand dynamics, and the interest rate and credit spread environment
Securities Lending Fees ($Millions)
*Securities lending mark-to-market collateral fund marks have been excluded in 2007, 2008 and 2009.

© 2010 Northern Trust Corporation Service Expertise Integrity Concluding Thoughts

Integrity Expertise Service

1889 2010
Focused on Service, Expertise & Integrity for More than 120 Years
Leadership positions in client-focused business segments
Attractive market and geographic growth opportunities
Comprehensive product capabilities
Distinctive balance sheet and capital strength
Invested, experienced and stable management team
Proven record of managing the business for long-term growth and profitability
Long-Term Success Due to Enduring Strategies:

© 2010 Northern Trust Corporation
Service Expertise Integrity
Frederick H. Waddell
Chairman &
Chief Executive Officer
Citigroup Financial Services Conference
The Waldorf=Astoria Hotel
New York, New York
March 11, 2010
NORTHERN TRUST
CORPORATION
Exhibit 99.1